THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF JULY 2, 2019 AMONG (INTER ALIOS) BRIAN MCMAHON, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, FRED SACRAMONE, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, the Obligor, AND LATERAL JUSCOM FEEDER LLC, AS Administrative AGENT (the “Senior Agent”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY the Obligor AND ITS SUBSIDIARIES, PURSUANT TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 2, 2019 AMONG THE Obligor, ITS SUBSIDIARIES PARTY THERETO, SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO (THE “SENIOR CREDIT AGREEMENT”) AND THE OTHER SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), AS SUCH SENIOR CREDIT AGREEMENT AND OTHER SENIOR DEBT DOCUMENTS HAVE BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THOSE AGREEMENTS AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

$ 4,166,666.67	July 2, 2019

This Note amends and restates the Convertible Promissory Note, dated as of April 20, 2017 (the “Original Note”), by the Obligor (as hereinafter defined) in favor of the Holder (as hereinafter defined). This Note is not being given by the Obligor or accepted by the Holder in satisfaction of said indebtedness or as a novation with respect thereto. The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to Fred Sacramone, (the “Holder”), with an address at 34 Haas Road, Basking Ridge, New Jersey 07920, subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,166,666.67 USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rate of (i) five percent (5%) per annum on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) to and including July 2, 2019 and (ii) eight percent (8%) per annum on the outstanding, unpaid Principal Amount hereof, from and after July 2, 2019 until the date such outstanding Principal Amount has been paid in full, or converted in accordance with the provisions of this Convertible Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note was initially issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series A Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

1. Repayment. The Obligor shall pay the Principal Amount in one (1) installment of Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,166,666.67 USD) on the earliest to occur (the “Maturity Date”) of (a) July 30, 2021, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default (as defined below), and (c) a Sale of Obligor (as defined below). Interest accrued on the Principal Amount shall be compounded quarterly, on the last day of each March, June, September, and December, occurring during the term of this Note (each, an “Interest Payment Date”), with all accrued and then unpaid interest due and payable on the Maturity Date. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed. Notwithstanding the foregoing, all cash payments provided for herein shall be made in accordance with Section 1.8(d) of the Senior Credit Agreement.

2. Interest. Interest shall be computed on the unpaid Principal Amount hereunder on the basis of a year composed of three hundred sixty-five (365) days, but shall accrue and be payable for the actual number of days during which the Principal Amount is outstanding and shall be compounded quarterly by capitalizing such interest quarterly. Accrued but unpaid interest shall be payable in accordance with Paragraph 1.

3. Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above.

4. Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium, provided that any such prepayment of the Obligations shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

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5. Conversion. This Note shall be convertible into Conversion Shares, at the Holder’s option, upon an Event of Default, and subject to the Obligor’s Offset Rights (as defined below), as set forth herein and on the terms and conditions set forth in this Paragraph 5.

(a) Conversion Amount. Subject to the provisions of Paragraph 5 at any time, the Holder shall be entitled to convert all or any portion of the Conversion Amount (as defined below) into fully paid and non-assessable Conversion Shares in accordance with this Paragraph 5. The number of Conversion Shares issuable upon conversion of any Conversion Amount pursuant to this Paragraph 5 shall be determined by dividing (x) the then unpaid Principal Amount, and accrued interest thereon, of the outstanding indebtedness by (y) the Conversion Price Per Share as in effect on the date the notice of conversion is given. The Obligor shall not issue any fraction of a Conversion Share upon any such conversion. If the issuance would result in the issuance of a fraction of a Conversion Share, the Obligor shall round such fraction of a Conversion Share up to the nearest whole share. The Obligor shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon conversion of any Conversion Amount.

(b) Reservation. The Obligor will at all times reserve and keep available out of its authorized but unissued shares of Buyer Common Stock, solely for the purpose of effecting the conversion of this Note into Conversion Shares, such number of shares of its duly authorized shares of Buyer Common Stock as will from time to time be sufficient to effect the conversion of this Note into Conversion Shares in full. If at any time the number of authorized but unissued shares of Buyer Common Stock is not sufficient to effect the conversion of this Note into Conversion Shares, the Obligor will take such action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Buyer Common Stock to such number as is sufficient for such purpose, including engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its certificate of incorporation. The Obligor further agrees that all shares of Buyer Common Stock that may be issued upon the conversion of the rights represented by this Note will be duly authorized and will be validly issued, fully paid and non-assessable, free from all taxes, Liens (other than Liens created by the Holder), charges and preemptive rights with respect to the issuance thereof, other than restrictions imposed by federal and state securities laws.

(c) Mechanics of Conversion; Delivery of Shares. To convert any Conversion Amount into Conversion Shares pursuant to the terms of this Paragraph 5, the Holder shall (A) transmit by electronic mail or facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Standard time, a notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Obligor and (B) surrender this Note to the Obligor via a nationally recognized overnight delivery service for delivery (or an indemnification undertaking reasonably satisfactory to the Obligor with respect to this Note in the case of its loss, theft or destruction). On or before the third (3rd) Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Obligor shall (X) if legends are not required to be placed on certificates of Conversion Shares and provided that the Obligor’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If less than all of the outstanding Principal Amount and accrued and unpaid interest of this Note is converted pursuant to Subparagraph 5(a), then the Obligor shall as soon as practicable and in no event later than ten (10) Business Days after receipt of this Note, issue and deliver to the Holder a new Note representing the outstanding Principal Amount and accrued and unpaid interest not converted.

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(d) Offset; Dispute. The Parties acknowledge that in connection with the Purchase Agreement, the Obligor has the ability to offset and satisfy in lieu of making any payments hereunder, any Damages incurred by the Obligor for which the Company and/or the Sellers under the Purchase Agreement must provide indemnification, particularly, without limitation, under Section 7.3, Article 8 and Section 9.1 thereof (“Offset Rights”); provided, however, that the Obligor shall not be entitled to reduce the Conversion Amount or the number of Conversion Shares to be issued at any time following receipt of a Conversion Notice by offset unless the Obligor shall have delivered to the Holder a notice of indemnification claim in accordance with the provisions of Section 9.1(j) of the Purchase Agreement prior to receipt by the Obligor of a Conversion Notice.

(e) Adjustment. The number of Conversion Shares issuable upon conversion of this Note or any portion thereof (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note or any portion thereof) and the Conversion Price Per Share therefor are subject to adjustment upon the occurrence of any of the following events between the Effective Date and the date that all Obligations hereunder are repaid or this Note is converted in full into Conversion Shares:

(i) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Conversion Price Per Share of this Note will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding Conversion Shares.

(ii) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization, reclassification or similar event involving the Obligor (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Note) after the Effective Date, or in case, after such date, the Obligor (or any such corporation) shall consolidate with or merge with another entity, then, and in each such case, the Holder, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation or merger, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if the Holder had converted this Note immediately prior thereto, subject to further adjustment as provided in this Note, and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Obligor, including Sacramone) will be made in the application of the provisions in this Subparagraph 5(e) with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Subparagraph 5(e) will thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of this Note. The successor or purchasing corporation in any such reorganization, consolidation or merger will duly execute and deliver to the Holder a supplement hereto reasonably acceptable to the Holder acknowledging such entity’s obligations under this Note and, in each such case, the terms of this Note will be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation or merger.

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(iii) Conversion of Stock. In case all the authorized Buyer Common Stock is converted, pursuant to the certificate of incorporation, into other securities or property, or the Buyer Common Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Buyer Common Stock is so converted or ceases to exist (the “Termination Date”), will receive, in lieu of the number of Conversion Shares that would have been issuable upon such exercise immediately prior to the Termination Date (the “Former Number of Conversion Shares”), the stock and other securities and property which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Conversion Shares immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

(iv) Certificate of Adjustments. The Obligor will, at its expense, cause an authorized officer promptly to prepare a written certificate showing each adjustment or readjustment of the Conversion Price Per Share or the number of Conversion Shares or other securities issuable upon conversion of this Note and cause such certificate to be delivered to the Holder in accordance with the provisions of Paragraph 13. The certificate will describe the adjustment or readjustment and include a description in reasonable detail of the facts on which the adjustment or readjustment is based.

6. Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

(a) the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on an Interest Payment Date, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

(c) [reserved];

(d) there shall have occurred an acceleration of the stated maturity of any other indebtedness for borrowed money of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

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(e) if the Obligor shall admit in writing that it cannot pay its debts generally as they become due;

(f) if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

(g) an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

(h) if any general assignment for the benefit of the Obligor’s creditors shall be made;

(i) there shall have occurred and be continuing any default or material breach by the Obligor or its Subsidiaries under this Note, any of the Ancillary Agreements, the Senior Credit Agreement or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such default or breach;

(j) one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

(k) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

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(l) any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default event of default under any documentation governing indebtedness.

7. Consequences of the Occurrence of an Event of Default.

(a) If an Event of Default set forth in Subparagraph 6(a) through 6(d), and 6(i) through 6(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 6(e) through 6(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

(b) Notwithstanding and without limiting Paragraph 7(a), upon the occurrence and during the continuance of any Event of Default but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

(c) Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

(d) The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

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8. Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

9. No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

10. Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

11. Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

12. Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 15(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 12 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 12 shall be deemed to be the “Holder” for purposes of this Note.

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13. Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 13.

14. Certain Definitions.

(a) “Conversion Amount” means the then outstanding Principal Amount and accrued interest of this Note (subject to the Obligor’s Offset Rights set forth in Section 5(d)) to be converted or otherwise with respect to which this determination is being made.

(b) “Conversion Price Per Share” means $3.00 (subject to adjustment as provided herein).

(c) “Conversion Shares” means the shares of Buyer Common Stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms. The number and character of Conversion Shares are subject to adjustment as provided herein.

(d) “Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation, but excluding (x) any issuance and sale by the Obligor, in one transaction or a series of related transactions, of Obligor securities or derivative securities having less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or (y) any issuance and sale by the Obligor of obligor securities or derivative securities for capital raising purposes, provided that in connection with either clause (x) or (y) above no proceeds are distributed to security holders of the Obligor or are used to repurchase or redeem any securities of the Obligor in connection with such transaction or within 12 months thereafter) after the consummation of which the holders of the voting securities of the Obligor outstanding immediately prior to such transaction or series of related transactions own, directly or indirectly, less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or such other surviving or resulting entity (or if the Obligor or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent) immediately after such transaction or series of related transactions; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

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15. Miscellaneous.

(a) With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

(b) Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

(c) The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 12, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 15(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

(d) After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

(e) Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

(f) Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Anthony Sirotka
Its:	Interim Chief Executive Officer

[Signature Page To $4.1M Note]

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Note)

TO:

Reference is hereby made to that certain Amended and Restated Convertible Promissory Note, dated April 20, 2017, made by FTE Networks, Inc. in favor of Fred Sacramone (the “Note”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note

The undersigned hereby irrevocably elects to convert $______________________________ of the Conversion Amount of the Note into Conversion Shares according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Conversion Amount to be converted:	$

Number of Conversion Shares to be issued:
Amount of Note Unconverted:	$

Please issue the Conversion Shares in the following name and to the following address:
Issue to:

Authorized Signature:
Name:
Title:
Broker DTC Participant Code:
Account Number:

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (THE “SUBORDINATION AGREEMENT”) DATED AS OF JULY 2, 2019 AMONG (INTER ALIOS) BRIAN MCMAHON, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, FRED SACRAMONE, A NATURAL PERSON, AS AN INITIAL SUBORDINATED CREDITOR, the Obligor, AND LATERAL JUSCOM FEEDER LLC, AS Administrative AGENT (the “Senior Agent”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY the Obligor AND ITS SUBSIDIARIES, PURSUANT TO THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 2, 2019 AMONG THE Obligor, ITS SUBSIDIARIES PARTY THERETO, SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO (THE “SENIOR CREDIT AGREEMENT”) AND THE OTHER SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), AS SUCH SENIOR CREDIT AGREEMENT AND OTHER SENIOR DEBT DOCUMENTS HAVE BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THOSE AGREEMENTS AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

$8,333,333.33	July 2, 2019

This Note amends and restates the Convertible Promissory Note, dated as of April 20, 2017 (the “Original Note”), by the Obligor (as hereinafter defined) in favor of the Holder (as hereinafter defined). This Note is not being given by the Obligor or accepted by the Holder in satisfaction of said indebtedness or as a novation with respect thereto. The undersigned, FTE Networks, Inc., a Nevada corporation (the “Obligor”), hereby promises to pay to Brian McMahon, (the “Holder”), with an address at 101 Horseshoe Road, Millneck, New York 11765, subject to the terms and conditions set forth herein and in the manner and at the place hereafter set forth, the principal sum of Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($8,333,333.33 USD) (the “Principal Amount”), which such amount shall be paid in accordance herewith, together with interest accrued thereon, computed at the rate of (i) five percent (5%) per annum on the outstanding, unpaid Principal Amount hereof, from April 20, 2017 (the “Effective Date”) to and including July 2, 2019 and (ii) eight percent (8%) per annum on the outstanding, unpaid Principal Amount hereof, from and after July 2, 2019 until the date such outstanding Principal Amount has been paid in full, or converted in accordance with the provisions of this Convertible Promissory Note (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, this “Note”). The Obligor and the Holder are sometimes hereinafter collectively called the “Parties” and each individually called a “Party”. The “Obligations” include the outstanding Principal Amount, together with any accrued and unpaid interest thereon and all fees, costs and expenses owed to the Holder under this Note, whether incurred before or after the commencement of a proceeding under the U.S. Bankruptcy Code.

This Note was initially issued pursuant to that certain Stock Purchase Agreement dated as of March 9, 2017, and amended as of April 20, 2017, by and between the Obligor, Benchmark Builders, Inc., a New York corporation (“BBI”), and the stockholders of BBI, including the Holder (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Obligor acquired one hundred percent (100%) of the issued and outstanding capital stock of BBI. This Note is one of the “Series A Notes” referred to in the Purchase Agreement. Except as defined or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the Purchase Agreement.

1. Repayment. The Obligor shall pay the Principal Amount in one (1) installment of Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($8,333,333.33 USD) on the earliest to occur (the “Maturity Date”) of (a) July 30, 2021, (b) the acceleration of the maturity of this Note by the Holder upon the occurrence of an Event of Default (as defined below), and (c) a Sale of Obligor (as defined below). Interest accrued on the Principal Amount shall be compounded quarterly, on the last day of each March, June, September, and December, occurring during the term of this Note (each, an “Interest Payment Date”), with all accrued and then unpaid interest due and payable on the Maturity Date. If the date on which any payment is due hereunder falls on a day other than a Business Day, the payment thereof shall be extended to the next Business Day. For the purposes of this Note, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by applicable law to be closed. Notwithstanding the foregoing, all cash payments provided for herein shall be made in accordance with Section 1.8(d) of the Senior Credit Agreement.

2. Interest. Interest shall be computed on the unpaid Principal Amount hereunder on the basis of a year composed of three hundred sixty-five (365) days, but shall accrue and be payable for the actual number of days during which the Principal Amount is outstanding and shall be compounded quarterly by capitalizing such interest quarterly. Accrued but unpaid interest shall be payable in accordance with Paragraph 1.

3. Location of Payment. The payments due under this Note shall be paid in lawful money of the United States of America in immediately available funds and delivered to the Holder by wire transfer to an account of the Holder designated in writing by the Holder for such purpose or, if no such account is so designated by the Holder, then by check to the Holder at the address set forth above.

4. Prepayment. If permitted by the Subordination Agreement or otherwise with the prior written consent of the Senior Agent, the Obligor shall have the right to prepay all or any part of the balance of the Obligations, without penalty or premium, provided that any such prepayment of the Obligations shall be applied first, to fees, expenses and other amounts due under this Note (excluding principal and interest), if any, second, to accrued and unpaid interest on the Principal Amount to the date of such prepayment, and third, to the Principal Amount.

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5. Conversion. This Note shall be convertible into Conversion Shares, at the Holder’s option, upon an Event of Default, and subject to the Obligor’s Offset Rights (as defined below), as set forth herein and on the terms and conditions set forth in this Paragraph 5.

(a) Conversion Amount. Subject to the provisions of Paragraph 5 at any time, the Holder shall be entitled to convert all or any portion of the Conversion Amount (as defined below) into fully paid and non-assessable Conversion Shares in accordance with this Paragraph 5. The number of Conversion Shares issuable upon conversion of any Conversion Amount pursuant to this Paragraph 5 shall be determined by dividing (x) the then unpaid Principal Amount, and accrued interest thereon, of the outstanding indebtedness by (y) the Conversion Price Per Share as in effect on the date the notice of conversion is given. The Obligor shall not issue any fraction of a Conversion Share upon any such conversion. If the issuance would result in the issuance of a fraction of a Conversion Share, the Obligor shall round such fraction of a Conversion Share up to the nearest whole share. The Obligor shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Conversion Shares upon conversion of any Conversion Amount.

(b) Reservation. The Obligor will at all times reserve and keep available out of its authorized but unissued shares of Buyer Common Stock, solely for the purpose of effecting the conversion of this Note into Conversion Shares, such number of shares of its duly authorized shares of Buyer Common Stock as will from time to time be sufficient to effect the conversion of this Note into Conversion Shares in full. If at any time the number of authorized but unissued shares of Buyer Common Stock is not sufficient to effect the conversion of this Note into Conversion Shares, the Obligor will take such action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Buyer Common Stock to such number as is sufficient for such purpose, including engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its certificate of incorporation. The Obligor further agrees that all shares of Buyer Common Stock that may be issued upon the conversion of the rights represented by this Note will be duly authorized and will be validly issued, fully paid and non-assessable, free from all taxes, Liens (other than Liens created by the Holder), charges and preemptive rights with respect to the issuance thereof, other than restrictions imposed by federal and state securities laws.

(c) Mechanics of Conversion; Delivery of Shares. To convert any Conversion Amount into Conversion Shares pursuant to the terms of this Paragraph 5, the Holder shall (A) transmit by electronic mail or facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., Eastern Standard time, a notice of conversion in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Obligor and (B) surrender this Note to the Obligor via a nationally recognized overnight delivery service for delivery (or an indemnification undertaking reasonably satisfactory to the Obligor with respect to this Note in the case of its loss, theft or destruction). On or before the third (3rd) Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Obligor shall (X) if legends are not required to be placed on certificates of Conversion Shares and provided that the Obligor’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of Conversion Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder shall be entitled. If less than all of the outstanding Principal Amount and accrued and unpaid interest of this Note is converted pursuant to Subparagraph 5(a), then the Obligor shall as soon as practicable and in no event later than ten (10) Business Days after receipt of this Note, issue and deliver to the Holder a new Note representing the outstanding Principal Amount and accrued and unpaid interest not converted.

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(d) Offset; Dispute. The Parties acknowledge that in connection with the Purchase Agreement, the Obligor has the ability to offset and satisfy in lieu of making any payments hereunder, any Damages incurred by the Obligor for which the Company and/or the Sellers under the Purchase Agreement must provide indemnification, particularly, without limitation, under Section 7.3, Article 8 and Section 9.1 thereof (“Offset Rights”); provided, however, that the Obligor shall not be entitled to reduce the Conversion Amount or the number of Conversion Shares to be issued at any time following receipt of a Conversion Notice by offset unless the Obligor shall have delivered to the Holder a notice of indemnification claim in accordance with the provisions of Section 9.1(j) of the Purchase Agreement prior to receipt by the Obligor of a Conversion Notice.

(e) Adjustment. The number of Conversion Shares issuable upon conversion of this Note or any portion thereof (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note or any portion thereof) and the Conversion Price Per Share therefor are subject to adjustment upon the occurrence of any of the following events between the Effective Date and the date that all Obligations hereunder are repaid or this Note is converted in full into Conversion Shares:

(i) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. The Conversion Price Per Share of this Note will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding Conversion Shares.

(ii) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization, reclassification or similar event involving the Obligor (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Note) after the Effective Date, or in case, after such date, the Obligor (or any such corporation) shall consolidate with or merge with another entity, then, and in each such case, the Holder, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation or merger, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if the Holder had converted this Note immediately prior thereto, subject to further adjustment as provided in this Note, and, in such case, appropriate adjustment (as determined in good faith by the board of directors of the Obligor, including Sacramone) will be made in the application of the provisions in this Subparagraph 5(e) with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Subparagraph 5(e) will thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of this Note. The successor or purchasing corporation in any such reorganization, consolidation or merger will duly execute and deliver to the Holder a supplement hereto reasonably acceptable to the Holder acknowledging such entity’s obligations under this Note and, in each such case, the terms of this Note will be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation or merger.

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(iii) Conversion of Stock. In case all the authorized Buyer Common Stock is converted, pursuant to the certificate of incorporation, into other securities or property, or the Buyer Common Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Buyer Common Stock is so converted or ceases to exist (the “Termination Date”), will receive, in lieu of the number of Conversion Shares that would have been issuable upon such exercise immediately prior to the Termination Date (the “Former Number of Conversion Shares”), the stock and other securities and property which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Conversion Shares immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

(iv) Certificate of Adjustments. The Obligor will, at its expense, cause an authorized officer promptly to prepare a written certificate showing each adjustment or readjustment of the Conversion Price Per Share or the number of Conversion Shares or other securities issuable upon conversion of this Note and cause such certificate to be delivered to the Holder in accordance with the provisions of Paragraph 13. The certificate will describe the adjustment or readjustment and include a description in reasonable detail of the facts on which the adjustment or readjustment is based.

6. Events of Default. For purposes of this Note, each of the following shall constitute an “Event of Default” hereunder:

(a) the failure of the Obligor to make any payment when due of the outstanding, unpaid principal amount on this Note, or of any amount due under Section 2.2 of the Purchase Agreement, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Obligor to make any payment of interest on this Note, or any other amounts due under this Note (other than principal) when due, whether on an Interest Payment Date, at maturity, upon acceleration or otherwise, or the failure of the Obligor to perform or comply with any other duty or obligation of the Obligor under this Note, and such failure continues for more than thirty (30) days after delivery by the Holder of written notice thereof; provided, however, that any failure to make any such foregoing payment due to the Obligor’s exercise of its Offset Rights shall not constitute Events of Default;

(c) [reserved];

(d) there shall have occurred an acceleration of the stated maturity of any other indebtedness for borrowed money of the Obligor and/or its subsidiaries of $5,000,000 or more in aggregate principal amount, other than any acceleration resulting from the sale or other disposition of assets that were financed with the proceeds of such Indebtedness, so long as such Indebtedness is repaid with the proceeds of such sale or other disposition;

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(e) if the Obligor shall admit in writing that it cannot pay its debts generally as they become due;

(f) if the Obligor files a petition to take advantage of any bankruptcy or insolvency law;

(g) an order, judgment or decree is entered adjudicating the Obligor or any subsidiary thereof as bankrupt or insolvent; or any order for relief with respect to the Obligor or any subsidiary thereof is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Obligor or any subsidiary thereof petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Obligor or any subsidiary thereof or of any substantial part of the assets of the Obligor or any subsidiary thereof, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Obligor or any subsidiary thereof and either (i) the Obligor or such subsidiary by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

(h) if any general assignment for the benefit of the Obligor’s creditors shall be made;

(i) there shall have occurred and be continuing any default or material breach by the Obligor or its Subsidiaries under this Note, any of the Ancillary Agreements, the Senior Credit Agreement or the Purchase Agreement (collectively, the “Transaction Documents”), which default or breach remains uncured for a period of thirty (30) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such default or breach;

(j) one or more final non-monetary judgments, orders or decrees shall be rendered against the Obligor which have, either individually or in the aggregate, a material adverse effect upon the Obligor, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment, order, or decree, by reason of a pending appeal or otherwise, shall not be in effect;

(k) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Obligor and its subsidiaries, exceeds $5,000,000 (exclusive of amounts reasonably anticipated to be covered by insurance) shall be rendered against the Obligor or any subsidiary thereof and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged, or the initiation of any action, suit, proceeding or investigation that questions the validity of this Note or any of the other Transaction Documents or the right of the Obligor to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby; or

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(l) any provision of this Note or any of the other Transaction Documents shall for any reason not be now or cease to be in the future, valid, binding and enforceable in accordance with its terms, and any of such conditions remains uncured for a period of fifteen (15) days following the Obligor’s receipt of an initial written notice from Holder to Obligor of the occurrence or existence of such condition.

For so long as any Obligation under this Note remains outstanding (other than inchoate indemnity obligations), and in addition to any obligations on and covenants of the Obligor made pursuant to the Transaction Documents, the Obligor covenants and agrees with the Holder that, unless otherwise approved by the Holder in its sole discretion, the Obligor will and will cause each of its subsidiaries to, at all times promptly notify the Holder in writing of (i) the occurrence of an Event of Default, (ii) the occurrence of any event or condition which, with the giving of notice or the lapse of time (or both) would constitute an Event of Default and (iii) the occurrence of any Senior Default event of default under any documentation governing indebtedness.

7. Consequences of the Occurrence of an Event of Default.

(a) If an Event of Default set forth in Subparagraph 6(a) through 6(d), and 6(i) through 6(l) has occurred and is continuing, which Event of Default remains uncured for a period of ten (10) days following the date of such Event of Default (unless a different cure period is specified therein) regardless of notice to the Obligor (unless otherwise specified therein), the Holder may, subject to the terms and conditions of this Note and the Subordination Agreement, declare all or any portion of the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note, due and payable and demand immediate payment thereof, by cash or Buyer Common Stock at the election of the Holder, and, under such circumstances, if the Holder demands immediate payment thereof, the Obligor shall immediately pay to the Holder the such amounts requested to be paid. Upon the occurrence of any Event of Default as defined under Subparagraph 6(e) through 6(h), the outstanding, unpaid Principal Amount, accrued interest, and other amounts owing under this Note shall automatically become immediately due and payable in full, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Obligor.

(b) Notwithstanding and without limiting Paragraph 7(a), upon the occurrence and during the continuance of any Event of Default but otherwise subject to the Subordination Agreement, the Holder may pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under any of the other Transaction Documents.

(c) Outstanding and unpaid Principal Amount and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under this Note shall bear interest from and including the due date thereof until paid at a rate per annum equal to fifteen percent (15%) or the highest interest rate permitted by applicable law, whichever is lower (the “Default Rate”). Upon the occurrence and during the continuance of an Event of Default, the outstanding and unpaid Principal Amount shall bear interest at the Default Rate until such time as the Event of Default has been cured or waived.

(d) The Obligor shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder.

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8. Tax Treatment. The Holder and the Obligor agree to treat this Note and the Obligations evidenced hereby as indebtedness for federal, state, local and foreign tax purposes.

9. No Impairment. The Obligor will not by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

10. Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Section 9.5 of the Purchase Agreement is applicable to any proceeding in respect of this Note.

11. Amendments; Waiver. All amendments to this Note must be in writing and signed by the Holder and the Obligor. No delay or omission on the part of the Holder in exercising any right of the Holder hereunder shall operate as a waiver of such right or of any other right of the Holder under this Note. No waiver of any right of the Holder contained in this Note shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Holder of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. The Obligor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

12. Assignment. The rights and obligations of Obligor and Holder shall be binding upon and benefit the successors and permitted assigns and transferees of Obligor and Holder; provided, that Obligor shall not be permitted to assign this Note or its rights or obligations hereunder without the prior written consent of the Holder in each instance, in the Holder’s sole and absolute discretion, and provided, further, that (1) in no event shall Holder sell, exchange, assign, pledge, hypothecate, transfer or otherwise dispose (each, a “Transfer”) of this Note or any interest of Holder therein without Obligor’s prior written consent, in its sole and absolute discretion, and (2) any Transfer by Holder of this Note shall be subject to the terms of the Subordination Agreement. In the event of any permitted Transfer hereunder, (i) the Holder agrees to pay for all costs associated with documenting, implementing or otherwise accommodating such Transfer, including without limitation, any cost incurred in connection with the issuance of a replacement note as required under Subparagraph 15(c), (ii) each prospective Holder shall be, and shall provide a representation that it is, entering into such Transfer for its own account and not with a view to, or for sale in connection with, any subsequent distribution), and (iii) each prospective Holder shall become a party to this Note (or any replacement note). Any Transfer by the Holder or assignment by the Obligor made other than in strict accordance with this Paragraph 12 shall be null and void. Any permitted transferee of the Holder’s rights and obligations under this Note in accordance with this Paragraph 12 shall be deemed to be the “Holder” for purposes of this Note.

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13. Notice. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) two (2) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) upon receipt after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth above, or to the Obligor in accordance with Section 9.4 of the Purchase Agreement, or to such address as may be subsequently provided by a Party by written notice to the other Party given in accordance with this Paragraph 13.

14. Certain Definitions.

(a) “Conversion Amount” means the then outstanding Principal Amount and accrued interest of this Note (subject to the Obligor’s Offset Rights set forth in Section 5(d)) to be converted or otherwise with respect to which this determination is being made.

(b) “Conversion Price Per Share” means $3.00 (subject to adjustment as provided herein).

(c) “Conversion Shares” means the shares of Buyer Common Stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms. The number and character of Conversion Shares are subject to adjustment as provided herein.

(d) “Sale of Obligor” means (i) the acquisition of the Obligor by another Person or group of related Persons by means of any transaction or series of related transactions (including any acquisition of Obligor securities or derivative securities, reorganization, merger or consolidation, but excluding (x) any issuance and sale by the Obligor, in one transaction or a series of related transactions, of Obligor securities or derivative securities having less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or (y) any issuance and sale by the Obligor of obligor securities or derivative securities for capital raising purposes, provided that in connection with either clause (x) or (y) above no proceeds are distributed to security holders of the Obligor or are used to repurchase or redeem any securities of the Obligor in connection with such transaction or within 12 months thereafter) after the consummation of which the holders of the voting securities of the Obligor outstanding immediately prior to such transaction or series of related transactions own, directly or indirectly, less than a majority of the total voting power represented by the outstanding voting securities of the Obligor or such other surviving or resulting entity (or if the Obligor or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent) immediately after such transaction or series of related transactions; (ii) a sale, lease or other disposition of all or more than 50% of the assets of the Obligor and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of the Obligor; or (iii) any bankruptcy, liquidation, dissolution or winding up of the Obligor whether voluntary or involuntary.

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15. Miscellaneous.

(a) With regard to all dates and time periods set forth or referred to in this Note, time is of the essence. Unless specified otherwise, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days (and not Business Days), provided, however, that if the last day for taking such action falls on a weekend or a holiday in New York, New York, the period during which such action may be taken shall be automatically extended to the next Business Day.

(b) Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Holder of any right or remedy preclude any other right or remedy.

(c) The Obligor or the Holder (i) may, but shall not be obligated to, request in writing the issuance of a replacement note to evidence any increases or decreases in the balance of the Principal Amount pursuant to Paragraphs 1 and 4, (ii) shall request in writing the issuance of a replacement note to evidence any permitted assignment pursuant to Paragraph 12, and (iii) shall request in writing the issuance of a replacement note to evidence the mutilation, destruction, loss or theft of this Note (or any replacement note) and the ownership thereof, in each case, such replacement note being identical in form and substance in all respects to this Note (other than to reflect such changes as set forth in this Subparagraph 15(c)). Upon any such request or requirement, the Obligor shall issue such replacement notes and the Holder(s) of this Note or such replacement notes shall return such notes to be replaced to the Obligor, in each case marked “cancelled”, or deliver to the Obligor a lost note indemnity form in substance satisfactory to the Obligor and, with respect to any replaced notes, such notes shall thereafter be deemed no longer unpaid and/or outstanding hereunder.

(d) After the Principal Amount and all interest due thereon, and any other amounts at any time owed on this Note has been paid in full (or deemed paid in full), this Note shall be surrendered to the Obligor for cancellation and shall not be reissued.

(e) Notwithstanding any business or personal relationship between the Obligor and the Holder, or any officer, director, member, manager or employee of the Holder, that may exist or have existed, the relationship between the Obligor and the Holder under and with respect to this Note is solely that of debtor and creditor, the Holder has no fiduciary or other special relationship with the Obligor by virtue of this Note, the Obligor and the Holder are not partners or joint venturers, and no term or condition of any of this Note will be construed so as to deem the relationship between the Obligor and the Holder to be other than that of debtor and creditor.

(f) Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Obligor has caused this Note to be executed as of the Effective Date.

“OBLIGOR”:

FTE NETWORKS, INC.

By:
Name:	Anthony Sirotka
Its:	Interim Chief Executive Officer

[Signature Page To $8.3M Note]

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Note)

TO:

Reference is hereby made to that certain Amended and Restated Convertible Promissory Note, dated April 20, 2017, made by FTE Networks, Inc. in favor of Brian McMahon (the “Note”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note

The undersigned hereby irrevocably elects to convert $ ______________________________ of the Conversion Amount of the Note into Conversion Shares according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Conversion Amount to be converted:	$

Number of Conversion Shares to be issued:
Amount of Note Unconverted:	$

Please issue the Conversion Shares in the following name and to the following address:
Issue to:

Authorized Signature:
Name:
Title:
Broker DTC Participant Code:
Account Number: